Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events

25 Subsequent events

Saved as disclosed in other notes to the consolidated financial statements, the Group had the following significant subsequent events:

Cooperation Framework Agreement

In January 2012, the Company transferred the entire equity interest of Faster Group, a wholly owned subsidiary, internally to Sinofield Group Limited (“Sinofield”, a wholly owned subsidiary of the Group) and further transferred the entire equity interest of Broad Shine, a wholly owned subsidiary, to Trendar Solar. Subsequent to these transfers, in February 2012, Beijing Yin Bao Hong Di Equity Investment Management Centre, a third party, acquired 8.4% equity interests of Trendar Solar in consideration for HKD5.5 million in cash.

In March 2012, Sinofield entered into a subscription agreement (“the Subscription Agreement”) with GCL-Poly Investment Limited (“GCL-Poly Investment”, a third party) and CMNE, shareholder, pursuant to which GCL-Poly Investment agreed to subscribe and purchase 80 newly issued ordinary shares of Sinofield in consideration for HKD48 million in cash and CMNE agreed to subscribe and purchase 220 newly issued ordinary shares of Sinofield in consideration for contributing exclusive rights to develop at least 180MW roof-top solar plants in China. In April 2012, the transactions contemplated under the subscription agreement were consummated and GCL-Poly Investment and CMNE have become a 20% and a 55% shareholder of Sinofield respectively. As a result, the shareholding of the Company in Sinofield will become 25%. The transaction will be closed on 30 April 2012.